UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

Form 8-K

Current Report Pursuant to Section 13 or 15(d) of

the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 4, 2008 (June 4, 2008)

VERENIUM CORPORATION

(Exact name of registrant as specified in its charter)

Delaware	000-29173	22-3297375
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

55 Cambridge Parkway, Cambridge, MA	02142
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (617) 674-5300

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01	Other Events

On June 4, 2008, Verenium Corporation, a Delaware corporation (“Verenium”), held its 2008 Annual Meeting of Stockholders (the “Annual Meeting”). At the Annual Meeting, Verenium’s stockholders approved the following proposals as set forth in the Definitive Proxy Statement filed with the Securities and Exchange Commission on April 29, 2008:

1.	To elect Cheryl Wenzinger, Peter Johnson and Michael Zak to the Board of Directors to hold office until the 2011 Annual Meeting of Stockholders.

2.	To approve an amendment to Verenium’s Certificate of Incorporation to increase the authorized number of shares of common stock from 170,000,000 to 250,000,000 shares.

3.	To approve the issuance under Verenium’s 8% senior convertible notes of more than 12,549,677 shares of common stock.

4.	To approve the issuance of shares of common stock in any amount upon the exercise and pursuant to the terms of warrants issued with Verenium’s 8% senior convertible notes.

5.	To ratify the selection by the Audit Committee of the Board of Directors of Ernst & Young LLP as independent auditors of Verenium for its fiscal year ending December 31, 2008.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

VERENIUM CORPORATION

Dated: June 5, 2008	By:	/s/ Gerald M. Haines II
	Name:	Gerald M. Haines II
	Title:	Executive Vice President and Chief Legal Officer